UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2022

KKR Real Estate Finance Trust Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-38082	47-2009094
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 Hudson Yards, Suite 7500
New York, New York	10001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 750-8300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	KREF	New York Stock Exchange
6.50% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share	KREF PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 1, 2022, the Board of Directors of KKR Real Estate Finance Trust Inc. (the “Company”) elected Matthew Salem, the Company’s Chief Executive Officer, as a director effective as of February 1, 2022.  Mr. Salem will continue to serve as the Company’s Chief Executive Officer.

Biographical information for Mr. Salem can be found in the Company’s definitive proxy statement for its 2021 Annual Meeting of Stockholders, which was filed with the Securities and Exchange Commission on March 11, 2021 and is incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

On February 3, 2022, the Company issued a press release announcing the matters set forth in Item 5.02 above relating to Mr. Salem.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

As provided in General Instruction B.2 of Form 8-K, the information in this Item 7.01 and the exhibit furnished hereunder shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release dated February 3, 2022
104	Cover Page Interactive Data File, formatted in Inline XBRL (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KKR Real Estate Finance Trust Inc.

By:	/s/ Vincent J. Napolitano
	Name:	Vincent J. Napolitano
	Title:	General Counsel and Secretary

Date: February 3, 2022